Supplement Dated August 18, 2015

To

Prospectuses Dated April 27, 2015

This supplement is intended for distribution with prospectuses dated April 27, 2015, for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, titled Majestic VCOLIX.

We amend and restate the section of your prospectus titled “Limitations on transfers out of the fixed account.” to reflect that the fixed account maximum transfer percentage is 25%.

Limitations on transfer out of the fixed account. The most you can transfer out for the enhanced yield fixed account in any one policy year is the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the enhanced yield fixed account maximum transfer percentage of 10% multiplied by the amount in the enhanced yield fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the enhanced yield fixed account during the previous policy year. Transfers out of the fixed account option in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 25% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer that involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

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VLI ProdSupp VL1 8/2015